Contingent liabilities	6 Months Ended
Jun. 30, 2024
Contingent Liabilities [Abstract]
Contingent liabilities	Contingent liabilitiesThe Group operates in a large number of markets with complex tax and legislative regimes that are open to subjective interpretation, and for which tax audits can take several years to resolve. The Group has received a number of demands and assessments from different states in India that have been or will be appealed to the courts, none of which are individually material. However, as permitted by IAS 37, the provision of any further information within this disclosure is expected to seriously prejudice the Group’s position in the dispute, given that appeals are ongoing. The Group continues to believe that we will be successful in our appeals, however any appeal process is intrinsically uncertain. There is no significant change to the contingent liability since the publication of the fiscal year 2023 Form 20-F on 21 March 2024.